Exhibit 99.1

Investor Meetings - 3Q21

SAFE HARBOR STATEMENT CAUTIONARY NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of section 27 A of the Securities Act of 1933 and section 21 E of the Securities Exchange Act of 1934 . All statements, other than statements of historical facts included in this presentation, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward - looking statements . We intend these forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in the United States ("U . S . ") federal securities laws . In some cases, these statements can be identified by the use of forward - looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions . These forward - looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control . Forward - looking statements contained in this presentation may include, but are not limited to, information regarding our estimates for catastrophes and other weather - related losses including losses related to the COVID - 19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices and foreign currency rates . Forward - looking statements only reflect our expectations and are not guarantees of performance . These statements involve risks, uncertainties and assumptions . Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements . We believe that these factors include, but are not limited to, the following : • the adverse impact of the ongoing COVID - 19 pandemic on our business, results of operations, financial condition and liquidity; • the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; • the occurrence and magnitude of natural and man - made disasters; • the impact of global climate change on our business, including the possibility that we do not adequately assess or reserve for the increased frequency and severity of natural catastrophes; • losses from war, terrorism and political unrest or other unanticipated losses; • actual claims exceeding loss reserves; • general economic, capital and credit market conditions, including fluctuations in interest rates, credit spreads, equity securities' prices and/or foreign currency rates; • the failure of any of the loss limitation methods we employ; • the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions; • the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased; • the loss of business provided to us by major brokers; • breaches by third parties in our program business of their obligations to us; • difficulties with technology and/or data security; • the failure of our policyholders or intermediaries to pay premiums; • the failure of our cedants to adequately evaluate risks; • the inability to obtain additional capital on favorable terms, or at all; • the loss of one or more of our key executives; • a decline in our ratings with rating agencies; • changes in accounting policies or practices; • the use of industry models and changes to these models; • changes in governmental regulations and potential government intervention in our industry; • inadvertent failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices; • changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union; • changes in tax laws; and • other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10 - K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov . Readers are urged to carefully consider all such factors as the COVID - 19 pandemic may have the effect of heightening many of the other risks and uncertainties described. We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise. 2

Vision: Global Leadership in Specialty Risks Targeting top - quintile profitability with industry average volatility Selective participation in attractive insurance and reinsurance markets (hybrid model) Franchise anchored in leadership positions in key markets and distribution relationships Strong relationships with distribution partners and clients based on underwriting, service, agility and claims expertise Focus on markets where we have demonstrable relevance, scale and path for profitable growth Strategic risk financing capabilities to match the right risk with the right capital Commitment to underwriting excellence, top caliber talent CONSISTENT COMMITMENT TO OUR STRATEGY STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 3

LEADING SPECIALTY INSURER AND GLOBAL REINSURER We provide our clients and distribution partners with a broad range of risk transfer products and services, meaningful capacity and solid financial strength. (1) Market data as of 11/5/21; GPW data as of YE 2020; $0.42 quarterly dividend announced 9/23/21 (2) Ratings of insurance and reinsurance subsidiaries of AXIS Capital Holdings Limited Exchange / Ticker Market Capitalization 1 Gross Premiums Written 1 Leading Global Underwriter Current Quarterly Div. / Annual Yield 1 AM Best / S&P Financial Strength Rating 2 Insurance 60% Reinsurance 40% Total FY2020 GPW: $6.8 billion Specialty Cat Liability Motor Property A&H Pro Lines Pro Lines Property Liability Marine A&H/Other Aviation Credit & Political Risk Terrorism STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX Insurance Reinsurance 4

AXIS: A PROFITABLE GROWTH ENGINE CONSISTENT MARGIN IMPROVEMENT Repositioning of the portfolio over the past few years should continue to drive improvements in underlying results; Core margin improvement for 8 consecutive quarters YoY STRONG MARKET POSITION Virtually all of AXIS’ insurance portfolio is in the markets seeing strong rate improvements including E&S Property, E&S Casualty, Lloyd’s, Professional Lines as well as in many Reinsurance lines PRICING MOMENTUM 22% GPW growth YTD in core insurance lines of business supported by strong rate increases +14% YTD across many lines of business; expected to continue through 2022 and likely beyond ; Reinsurance pricing gained further momentum during the mid - year renewal season, and we look for continued improvement heading into next year ATTRACTIVE VALUATION Global platform with improving profitability trading at attractive levels with a 3.2% dividend yield 1 (1) Market data as of 11/5/21 STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 5

Insurance: • Rates continue to increase in the double digits • 16 th consecutive quarter of rate increases • Average rate increases of ~14% YTD; similar to levels seen in 1H21 • Rate increases seen in almost every line of business. AXIS is growing a number of these lines such as Excess Casualty, Renewable Energy, A&H and Marine • Cyber 2 rates up in the high - double digits with further firming expected Reinsurance: • Average pricing up 11% YTD • Firming lines include A&H +13%, Liability +12% and Property +11% • Industry losses from Hurricane Ida and European floods during 3Q21 coupled with tightening in the Retro and ILS markets should push rates higher during the upcoming 1/1 renewal period but industry capital levels remain strong which could be a mitigating factor Pricing momentum expected to continue through 2022 and likely beyond Pricing up in virtually every line of business with many lines seeing strong double - digit increases • Industry issues such as low interest rates, lower levels of favorable development, social inflation and the COVID - 19 pandemic should drive further pricing improvements through 2022 and likely beyond (1) Cumulative written rate indexed from 1Q18 to 3Q21 (2) Cyber business is reported within Professional Lines and contributes ~$300 million of GPW per annum; There is a 65% quota share on the Cyber book in addition to aggregate stop loss protection Cumulative Insurance Rate Improvements PRICING MOMENTUM CONTINUES IN 2021 STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 0% 10% 20% 30% 40% 50% 60% Cumulative Rate Change Liability Aviation Property Marine Professional Lines Insurance 6

ACCELERATING PROFITABLE INSURANCE GROWTH Price firming in the insurance market continues in many lines of business which should drive future growth Millions $941 $1,038 $936 $1,104 $1,103 $1,269 $1,177 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Insurance Segment GPW Changes Targeting Profitable Growth STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX Profitable Growth Underpinned by Disciplined Underwriting • 22% YTD GPW Growth; Strong double digit growth continued in 3Q21 • Growing core lines of business where rates are adequate, and AXIS has the underwriting expertise, market relevance, and platf orm to drive sustainable profitable growth • Growing in lines such as Excess Casualty, Renewable Energy, A&H and Marine that continue to provide strong double - digit ROE oppo rtunities • YTD Professional Liability (including Cyber), Excess Casualty and Property lines continue to see strong double - digit rate increa ses 7

CONSISTENT EXECUTION DELIVERS RESULTS AXIS has positioned itself to excel in the current firming P&C market and the underwriting performance is producing more consistent and more profitable results (1) Ex - PGAAP Ex - Cat AY Combined Ratio is a non - GAAP financial measure as defined in Regulation G. Further information regarding ex - PGAAP data including a reconciliation to the most comparable GAAP financial measure is available in Appendix I. Note: Colors in charts delineate between full year and quarterly/year - to - date results Margin Improvement from Multiple Sources • Strong rate increases coupled with improved terms and conditions in many of lines of business • Disciplined underwriting has driven consistent improvement in the loss ratio • Strategic distribution management has reduced acquisition costs • A strong focus on expenses has led to improved G&A ratios Group Ex - Cat AY Combined Ratio 97.6% 97.1% 92.2% 92.4% 87.6% 92.4% 88.5% 80% 85% 90% 95% 100% FY2018 FY2019 FY 2020 3Q20 3Q21 9M20 9M21 EX-PGAAP Ex-Cat AY Combined Ratio Ex-Cat AY Combined Ratio 1 STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 8

GROUP: UNDERWRITING ACTIONS DRIVE IMPROVING PERFORMANCE Note : Colors in charts delineate between full year and quarterly/year - to - date results Loss ratio improvement driven by: • One Axis Portfolio Management: Enhanced portfolio construction coupled with improved mix of business • Improved underwriting and operating leverage • Enhanced pricing, improved terms/conditions and lower limits drive improved loss ratios coupled with greater stability 61.7% 60.6% 57.7% 58.5% 55.4% 57.8% 55.4% 50% 55% 60% 65% FY2018 FY2019 FY2020 3Q20 3Q21 9M20 9M21 Group Ex - Cat AY Loss Ratio STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 9

INSURANCE SEGMENT: UNDERLYING LOSS RATIO IMPROVEMENT (1) Exited Lines includes those insurance lines of business that AXIS exited or placed into run - off in 2019 , as well as those insurance lines of business that Novae exited or placed into run - off in the fourth quarter of 2016 and in the first quarter of 2017 . AXIS exited insurance lines include Energy Onshore, Healthcare, U . S . Property, Risk Management Property, Management Liability Solutions, Marine Hull, Crisis Management, and certain MGA programs . Novae discontinued insurance lines include financial institutions, professional indemnity, international liability, international direct and facultative property . Portfolio Changes Driving Improving Loss Ratios: • 9M21 reported insurance combined ratio of 92.7% vs. 110.1% a year ago • 6.9 points of underlying loss ratio improvement since YE2018 due to: • Strong pricing momentum, while maintaining disciplined loss picks in all lines • Portfolio repositioning leading to improved underlying profitability • Opportunities for further loss ratio improvements include: • One Axis Portfolio: Enhanced portfolio construction across the entire company • Reduction of impact from exited lines of business; now de minimis 55.9% 54.7% 54.4% 54.3% 50.8% 53.7% 51.6% 2.7% 2.3% 0.7% 0.4% 0.0% 1.1% 0.0% 40% 45% 50% 55% 60% FY2018 FY2019 FY2020 3Q20 3Q21 9M20 9M21 Insurance Ex - Cat AY Loss Ratio Continuing Lines Ex-Cat AY Loss Ratio Exited Lines Impact 58.5% 57.0% 55.1% 54.7% 51.6% 54.8% 50.8% STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 10 1

REINSURANCE SEGMENT: UNDERLYING LOSS RATIO IMPROVEMENT Note: Colors in charts delineate between full year and quarterly/year - to - date results Portfolio Changes Driving Improving Loss Ratios: • 4.2 points of underlying margin improvement since YE 2018 due to: • Pricing momentum continued through 3Q21; Elevated industry cat losses should provide greater momentum heading into the 1/1 re new al season • Disciplined underwriting and portfolio management driving improvements • Opportunities for further loss ratio improvements include: • Improved business mix coupled with firmer pricing • Continue to leverage third party capital 64.8% 64.0% 60.6% 62.7% 61.4% 61.1% 60.2% 55% 59% 63% 67% FY2018 FY2019 FY2020 3Q20 3Q21 9M20 9M21 Reinsurance Ex - Cat AY Loss Ratio STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 11

DISCIPLINED REDUCTION OF CAT EXPOSURE ACROSS ENTIRE CURVE Portfolio changes driving PML reductions across the curve: • July ’21 PMLs are a better indicator of the pace of cat exposure reduction vs. October ’21 metrics which are lower primarily due to the cat aggregate cover in place • Cat aggregate cover provides significant level of protection for Insurance segment over the next 6 months (May ‘22 renewal) • Targeted reductions in the gross property/cat writings across peak zones across the Group • Moved away from writing lower layer and aggregate treaties in Reinsurance • Strategic use of third - party capital partnerships STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION Earnings Protection Capital Protection APPENDIX 12 1 in 5 1 in 10 1 in 20 1 in 50 1 in 100 1 in 250 Southeast Hurricane PML Reductions by Return Period July 1 2019 July 1 2020 July 1 2021 48% 52% 50% 47% 42% 50%

CONTINUING OPERATIONAL IMPROVEMENTS Focused Expense Management: • Headcount and bonus accrual increases lead to slightly higher G&A dollars in 9M21 • Headcount increases were primarily hiring additional underwriting talent • Tactically managing 2021 expenses lower due to the economic uncertainties presented by the pandemic 1 • Achieved operational and integration savings initiative ahead of targeted timeframe • Leveraging data and technology to deliver increased operating efficiency over time $519.2 $505.7 $478.0 $361.6 $396.4 $50 $150 $250 $350 $450 $550 FY2018 FY2019 FY2020 9M20 9M21 Underwriting - related G&A Expenses Millions Note: Colors in charts delineate between full year and quarterly/year - to - date results (1) Temporary expense reductions based on the specific impacts of the COVID - 19 pandemic on our business STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 13

ROE ACCRETIVE CAPITAL PARTNERSHIPS (1) Additional disclosures regarding fee income can be found in our Investor Financial Supplement (2) FY data only displayed; AUM includes collateralized vehicles and business ceded to rated counterparties the firm designates a s S trategic Capital Partners; All figures are estimates $912 $1,003 $778 $489 $304 $105 $49 2020 2019 2018 2017 2016 2015 2014 $6.3 $8.5 $21.8 $36.0 $48.0 $80.3 $60.5 2014 2015 2016 2017 2018 2019 2020 ($ in millions) $0.0bn $0.5bn $1.0bn $1.5bn $2.0bn 2015 2016 2017 2018 2019 2020 AUM Growth ($bn) Harrington AVRL Other Strategic Partners Alturas Strategic Capital Partners Fee Income 1 Strategic Capital Partners AUM Growth Premium Ceded to Strategic Capital Partners 2 ($ in millions) STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 14

STRATEGY › FINANCIAL STRENGTH › PROGRESS › ESG & CITIZENSHIP › PURPOSE › CONCLUSION › APPENDIX

AXIS

ACHIEVING SIGNIFICANT PROGRESS ACROSS THE PLATFORM

In the past five years, AXIS has implemented significant change to its platform and portfolios

KEY DRIVERS OF RECENT PROGRESS		IMPROVEMENT TARGETS[3] VS. FY20	DELIVERING RESULTS YTD21 VS. FY20
GPW Growth	• Sustained pricing improvements • Strong positions in E&S, Lloyd's, specialty markets • Disciplined underwriting remains key	Well positioned for profitable growth in all our key markets where risks are adequately priced	Double Digit Growth led by 21.7% in Insurance Segment
Ex-Cat AY Loss Ratio Improvement[1] Group: 6.0 points Insurance: 6.2 points Reinsurance: 5.0 points	• Sustained pricing improvements • Stronger terms/conditions; lower limits; reduced PMLs • Exited lines[2] + portfolio construction	Improve 2-3 Points	2.3 points of improvement led by strong Insurance results
Cat Loss Ratio[5]: 9.5 points in FY2020	• Reduced Insurance property book • Lowered limits in cat exposed lines • Reduced PMLs across the loss curve • Achieving double-digit rate increases	Improve 2-3 Points	Cat exposure reduction strategy to continue; 11.3 points due to industry cat losses on pace to be higher than FY20[6];
Acquisition Ratio: 21.3% in FY2020	• Reducing cover holder business • Adjusting broker commissions	Improve 1-2 Points	2.0 points of improvement
G&A Expense Ratio: 13.2% in FY2020	• $100 million cost savings target achieved • Additional $50 million[4] of costs saved in 2020 • Right sized expenses in face of the pandemic	Expect mid-13s run-rate by 2022	On track for mid-13s by 2022

Targeting a Low-90s Combined Ratio to Drive Attractive ROEs

(1) Progress shown between FY2017 and FY2020
(2) Exited Lines includes those insurance lines of business that AXIS exited or placed into run-off in 2019, as well as those insurance lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. AXIS exited insurance lines include Energy Onshore, Healthcare, U.S. Property, Risk Management Property, Management Liability Solutions, Marine Hull and War, Crisis Management, and certain MGA programs. Novae discontinued insurance lines include financial institutions, professional indemnity, international liability, international direct and facultative property. Novae discontinued reinsurance lines include motor reinsurance, general liability reinsurance, and international facultative property.
(3) Improvement Targets do not take into account unusual or infrequently occurring events
(4) Temporary expense reductions based on the specific impacts of the COVID-19 pandemic on our business
(5) Reported cat loss ratio of 17.7 points less COVID-19 impact of 8.2 points equates to 9.5 points
(6) Industry cat losses metrics sourced from Artemis / AON Catastrophe Insight

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STRATEGY › FINANCIAL STRENGTH › PROGRESS › ESG & CITIZENSHIP › PURPOSE › CONCLUSION › APPENDIX

AXIS

FURTHERING OUR COMMITMENT TO ESG

In 2018, AXIS launched a formalized program to address Environmental, Social and Governance ("ESG") factors, with environment and diversity & inclusion as our core focus areas. Since then, the Company has scaled up the program while steadily increasing our impact and transparency and advancing initiatives in our focus areas.

Guided by external frameworks and committed to ESG reporting

United Nations Global Compact

2020 UN Communication on Progress

PSI Principles for Sustainable Insurance

2020 disclosure

SASB

2020 disclosure

Focus areas: Environment and diversity & inclusion

ENVIRONMENT

- **AXIS was recognized by Insure our Future on its annual scorecard as being among the top three carriers for its fossil fuel underwriting policies**
- Commitment to renewable energy
  - Top provider of renewable energy insurance
  - Investment in fund focused on climate infrastructure in emerging markets
- Goal to phase out thermal coal business from insurance, facultative reinsurance and investment by 2030 in OECD countries and 2040 globally
- Focus on minimizing our operational impact
  - Annual GHG auditing; using results to inform mitigations
- Active member of industry organizations addressing climate issues
  - Sustainable Markets Insurance Task Force, chaired by Lloyd's, United Nations backed Insurance Development Forum, Geneva Association

DIVERSITY & INCLUSION

Implementing 5-point 2021 DE&I plan; key action areas - internal education, diverse recruitment, career development, goals/metrics and advocacy

Key highlights:

- Recognized in Bloomberg Gender Equality Index
- Disclosed employee demographics: global gender and U.S. race
- Enhanced benefits such as parental leave policies and flexible work arrangements
- Expanded internal education and engagement, such as annual forums on D&I (past topics: mental health, racial justice)
- Launched Employee Resource Groups (ERGs)
- Global Partner in supporting DiveIn, industry initiative focused on D&I

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AXIS has long been a values - based organization and since 2018, we have been scaling our ESG and Corporate Citizenship program, overseen by the Corporate Governance and Nominating Committee. OUR PURPOSE (who we are) OUR STRATEGIC VISION (what we do) OUR VALUES (how we do it) In a world filled with risk and uncertainty, we give people and organizations the confidence they need to pursue their goals and ambitions. Be leaders in our chosen markets, standing apart for delivering services and products that directly meet our clients' needs. • Win with our Partners • Deliver Innovative Underwriting • Be Nimble, Be Adaptive • We are One AXIS. • We deliver on our promises. • We never compromise our integrity. • We are passionate. • We are dynamic. PURPOSE, STRATEGIC VISION, AND VALUES STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 17

Accelerating improvement Pace of underwriting margin improvement should continue given ongoing portfolio improvements and firmer pricing Enhanced use of reinsurance, retro and third - party capital driving better risk adjusted returns with lower volatility Building a stronger, more profitable and more stable underwriter of specialty risks CONCLUSION STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 18

(1) Note : On October 2 , 2017 , we acquired Novae Group plc (“Novae”) . At the acquisition date, we identified value of business acquired (“VOBA”) which represents the present value of the expected underwriting profit within policies that were in - force at the closing date of the transaction . In addition, the allocation of the acquisition price to the assets acquired and liabilities assumed based on estimated fair values at the acquisition date, resulted in the write - off of the deferred acquisition cost asset on Novae's balance sheet at the acquisition date as the value of policies in - force on that date are considered within VOBA . Consequently, underwriting income (loss) for the periods shown above included the recognition of premiums attributable to Novae's balance sheet at the acquisition date without the recognition of the associated acquisition costs . We believe the presentation of Ex - PGAAP current accident year combined ratio excluding catastrophe and weather - related losses enables investors and other users of our financial information to analyze the performance of our business . APPENDIX I STRATEGY FINANCIAL STRENGTH PROGRESS ESG & CITIZENSHIP PURPOSE CONCLUSION APPENDIX 19